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                                                                Exhibit 1060





                             COGNOVIT GUARANTEE OF
                        LEXINGTON PRECISION CORPORATION


   In consideration of the extension of credit by BANK ONE, AKRON, NA (the "Bank"), to LEXINGTON COMPONENTS, INC. (the "Debtor"), and for the purpose of inducing the Bank, its successors and assigns, to continue, in whole or in part, existing indebtedness, or to advance credit, to loan money to the Debtor, and as a condition to the continuance of credit to the Debtor and other good and valuable considerations, the receipt of which is acknowledged, the undersigned, Lexington Precision Corporation (hereinafter referred to as the "undersigned" or "Guarantor"), hereby guarantees to the Bank the prompt payment, when due, of all debts, liabilities and obligations of the Debtor to Bank pursuant to a Credit Facility and Security Agreement of even date herewith (the "Credit Facility") and also any and all other debts, liabilities and obligations of Debtor to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including without limiting the generality of the foregoing, any debt, liability or obligation of Debtor to Bank under any guarantee, and all interest, fees, charges and expenses which at any time may be payable by Debtor to Bank thereunder, provided that in no event shall the Obligations include any obligation, guarantee, or other liability of any kind whatsoever to Bank or any affiliate of Bank as a result of or arising out of Bank's or any affiliate of Bank's participation in any loan, credit facility, or other extension of credit to or with Debtor by Congress Financial Corporation or any other person or any obligation, guarantee, or liability of Debtor to any other person which Bank may have obtained by assignment, grant, or transfer (hereinafter collectively referred to as the "Obligations"). This is a guarantee of payment and not of collection.

   All sums at any time to the credit of the undersigned and any property of the undersigned on which the Bank at any time has a security interest or lien or of which the Bank at any time has possession, shall secure payment and performance of all this Guarantee and all other obligations of the undersigned to the Bank, however arising (except any property to which the Truth-in-Lending Act and Regulation Z promulgated thereunder apply), including, but not limited to, the following collateral, together with all re-issues, renewals, replacements, and extensions or substitutions thereof and the income and proceeds thereof:

   The collateral granted to Bank pursuant to an Ohio Open-End Mortgage of even date herewith in regard to certain real estate located in North Canton, Ohio.

   The liability of the undersigned hereunder is direct, absolute, and unconditional, and may be enforced against the undersigned irrespective of the validity or enforceability of the Obligations. This is an absolute, unconditional, and continuing guarantee and will remain in full force and effect until revoked by written notice received by the Bank. Such revocation shall not affect then existing liabilities of the undersigned hereunder, including but not limited to, any outstanding obligation or liability hereunder, or any unpaid portion thereof which may be renewed or extended. In no event shall such notice relieve the undersigned from liability for any Obligations incurred before termination or for post-termination collection expenses and interest pertaining to any Obligations arising before termination. After the effective date of such termination, the Bank may apply, in the exercise of its absolute discretion, any proceeds received upon realization of any collateral securing the Obligations to Obligations incurred by Debtor or otherwise arising after the effective date of such termination. This Guarantee will extend to and cover renewals of the Obligations and any number of extensions of time
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for payment thereof and will not be affected by any surrender, exchange, acceptance, or release by the Bank of the Debtor, any other guarantee or any security held by it for any of the Obligations. Except for notices of Event(s) of Default given to the Debtor pursuant to the Credit Facility and Security Agreement of even date herewith, notice of acceptance of this Guarantee, notice of extensions of credit to the Debtor from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of nonpayment, notice of demand or protest, and to the extent allowed by applicable law any defense based upon a failure of the Bank to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived. The Bank at any time and from time to time, without the consent of the undersigned, may change the manner, place, or terms of payment of or interest rates on, or change or extend the time of payment of, or renew or alter, any of the Obligations, without impairing or releasing the liabilities of the undersigned hereunder. Undersigned consents to any impairment of collateral, including, but not limited to release of the collateral to a third party or failure to perfect any security interest. The Bank in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the Debtor and it need not pursue any of its remedies against said Debtor before having recourse against the undersigned under this Guarantee. The Bank may enforce this Guarantee against the undersigned without being first required to resort to any other Guarantors of the Obligations. In addition to the waiver set forth above, undersigned waives any other defense at law or in equity that may be available to the undersigned. Notwithstanding anything to the contrary in this Guarantee, the Guarantor hereby irrevocably waives all rights it may have at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Bank) to seek contribution, indemnification, or any other form of reimbursement from the Debtor, any other Guarantor of any Obligations, or any other person now or hereafter primarily or secondarily liable for any Obligations of the Debtor to the Bank, for any disbursement made by the Guarantor under or in connection with this Guarantee until the Obligations are paid in full.

   Upon the dissolution, or insolvency of the undersigned, or if proceedings are instituted by or against the undersigned in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if the undersigned calls a meeting of creditors or commits any act of bankruptcy, the liability of the undersigned for the Obligations shall mature, even if the liability of Debtor therefor has or does not.

   The undersigned agrees that, to the extent that Debtor makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral securing the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Debtor, its estate, trustee, receiver, or any other party, including, without limitation, the undersigned, under any bankruptcy law, state or federal law, common law, or equity, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced, or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction, or satisfaction occurred. If any demand is made at any time upon the Bank for the repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount or amounts by reason of any judgment, decree, or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the undersigned will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by the Bank.





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   The Bank's books and records showing the account between the Bank and Debtor shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth; and the Bank's monthly or other periodic statements rendered to Debtor to the extent to which no written objection is made within thirty (30) days after the date thereof, shall constitute an account stated between the Bank and Debtor and shall be binding on the undersigned.

   At any time or times after the occurrence of and during the continuance of an event of default under the documents evidencing the Obligations or after maturity of any of the Obligations, by acceleration or otherwise, Bank at its option and with only such notice as required by law, may appropriate and apply any balances, credits, deposits, accounts, or monies of the undersigned, now or hereafter in the possession or control of Bank, toward payment of any or all of the Obligations, with the undersigned agreeing to remain liable for the full balance of Obligations remaining unpaid after any such setoff.

   Guarantor shall pay all the reasonable costs, expenses, and fees, including all reasonable attorneys' fees and litigation costs, which may be incurred by the Bank in enforcing or attempting to enforce this Guarantee following any default on the part of Guarantor hereunder, whether the same shall be enforced by suit or otherwise. If any such fees and expenses are not so reimbursed, the amount thereof shall, to the extent permitted by law, constitute indebtedness guaranteed hereby, and in any action brought to collect such indebtedness the Bank shall be entitled to seek the recovery of such fees and expenses in such action except as limited by law or by judicial order or decision entered in such proceedings.

   No waiver of Bank's rights or options hereunder shall be effective unless in writing and signed by Bank; and any rights and remedies hereunder are cumulative and not alternative.

   If any term, restriction or covenant of this Guarantee is deemed illegal or unenforceable, all other terms, restrictions and covenants, and the application thereof to all persons and circumstances subject hereto, shall remain unaffected to the extent permitted by law; and if any application of any term, restriction or covenant to any person or circumstance is deemed illegal, the application of such term, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.

   The obligations and liabilities hereunder shall be binding upon the successors and assigns of the Guarantor.

   In the event that Debtor fails to pay any regularly scheduled principal or interest payment on the Vienna Term Note (the "Note") when due (other than as a result of acceleration thereof based on a default or event of default other than the failure to make any such regularly scheduled payments of principal or interest on the Note when due) which failure is not cured within the ten
(10)-day cure period provided in Section 6A of the Credit Facility (a "Payment Default"), or if an Event of Default occurs and is continuing, which arises from fraudulent act(s) or practice(s) of the Debtor which Event of Default is not cured within three (3) Business Days after the Debtor's receipt of written notice thereof from the Bank (a "Fraud Default"), the undersigned hereby authorizes any attorney-at-law to appear in any court of record and lawful jurisdiction in the State of Ohio or in any state or territory of the United States, or in any court of the United States, from time to time, after any or all of Obligations become due by acceleration or otherwise, to admit the maturity thereof, to waive the issuance and service of process and





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confess a judgment against the undersigned in favor of payee or any other holder of such Obligations for the amount then appearing due, together with costs of suit, and thereupon to waive all errors and rights of appeal and stay of execution, but no such judgment or judgments against less than all of those obligated hereunder, or based on nonpayment of less than all of the Obligations, shall bar subsequent judgment or judgments against any other Guarantor, or based on nonpayment of other guaranteed Obligations. It is agreed that the identification of any obligation as a guaranteed Obligation and the amount due thereon under this Guarantee shall be conclusively evidenced by any statement relative thereto in any petition filed in any court by any holder hereof against any Guarantor for judgment thereon. To the extent that the provisions of the cognovit warning set forth above the undersigned's signature specifically contradict the provisions of this paragraph regarding the requirement of a Payment Default or a Fraud Default to take a cognovit judgment, the provisions of this paragraph control.

   This Guarantee will be governed by and construed in accordance with the laws of the State of Ohio and will be binding upon the undersigned and the successors and assigns thereof and inure to the benefit of the Bank and its successors and assigns. The undersigned agrees that legal action or proceedings between the Bank and the undersigned may be brought in any court of competent jurisdiction in the State of Ohio and waives objections to summons, service of process, jurisdiction of the person or venue of any such court. THE UNDERSIGNED WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON THIS GUARANTEE.

   Signed at Canton, Stark County, Ohio, this 14 day of March, 1996.

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WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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                               LEXINGTON PRECISION CORPORATION


                               By  Dennis J. Welhouse
                                 --------------------------------------------
                                   Dennis J. Welhouse
                                   Senior Vice President and Assistant Secretary